UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR SECTION 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): April 19, 2011

Teledyne Technologies Incorporated
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	1-15295 (Commission File Number)	25-1843385 (I.R.S. Employer Identification No.)

1049 Camino Dos Rios Thousand Oaks, California (Address of principal executive offices)	91360-2362 (Zip Code)
Registrant’s telephone number, including area code: (805) 373-4545
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240. 13e-4(c))

Item 2.01. Completion of Acquisition or Disposition of Assets.
     On April 19, 2011, Teledyne Technologies Incorporated (“Teledyne”) completed the sale of all the issued and outstanding capital stock of Teledyne Continental Motors, Inc. (“Continental Motors”) and Teledyne Mattituck Services, Inc. (“Mattituck”), to Technify Motor (USA) Inc. (“Technify”), a subsidiary of AVIC International (“AVIC”). The sale was made pursuant to a Purchase Agreement, dated as of December 11, 2010, by and among Teledyne, Technify and AVIC. The purchase price for Continental Motors and Mattituck was $186 million, prior to customary working capital adjustments.
     Continental Motors designs, develops and manufactures piston engines and ignition systems for general aviation aircraft and provides spare parts and engine rebuilding services for the general aviation aircraft marketplace. Mattituck serves as an aftermarket supplier and piston engine overhauler to the general aviation aircraft marketplace.
Item 7.01. Regulation FD Disclosure
     On April 19, 2011, Teledyne issued a press release announcing the completion of the sale of Continental Motors and Mattituck. A copy of this press release is furnished as Exhibit 99.1 to this report and is incorporated by reference herein. The information furnished pursuant to this Item 7.01 shall in no way be deemed to be “filed” for purposes of Section 18 of the Securities and Exchange Act of 1934, as amended.
Item 9.01 Financial Statements and Exhibits
(d) Exhibits

Exhibit 2.01	Purchase Agreement by and among Teledyne Technologies Incorporated, Technify Motor (USA) Ltd. and AVIC International Holding Corporation, dated as of December 11, 2010 (incorporated by reference to Item 2.2 of Teledyne’s Annual Report on Form 10-K for the fiscal year ended January 2, 2011).

Exhibit 99.1	Press Release dated April 19, 2011, announcing the completion of the sale of Teledyne Continental Motors, Inc. and Teledyne Mattituck Services, Inc.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TELEDYNE TECHNOLOGIES INCORPORATED
By:	/s/ Dale A. Schnittjer
Dale A. Schnittjer
Senior Vice President and Chief Financial Officer

Dated: April 19, 2011

EXHIBIT INDEX
Description

Exhibit 2.01	Purchase Agreement by and among Teledyne Technologies Incorporated, Technify Motor (USA) Ltd. and AVIC International Holding Corporation, dated as of December 11, 2010 (incorporated by reference to Item 2.2 of Teledyne’s Annual Report on Form 10-K for the fiscal year ended January 2, 2011).

Exhibit 99.1	Press Release dated April 19, 2011, announcing the completion of the sale of Teledyne Continental Motors, Inc. and Teledyne Mattituck Services, Inc.